ING PARTNERS, INC.

ING T. Rowe Price Growth Equity Portfolio

(the “Portfolio”)

Supplement dated March 7, 2014

to the Portfolio’s Adviser Class, Initial Class, Service Class and Service 2 Class

Statement of Additional Information, dated April 30, 2013 (“SAI”)

Effective January 16, 2014, Joseph B. Fath replaced P. Robert Bartolo as portfolio manager of the Portfolio.

The Portfolio’s SAI is hereby revised as follows:

The sub-sections entitled “Other Accounts Managed” and “Portfolio Manager Ownership of Securities” under the section entitled “Portfolio Managers – T. Rowe Price Growth Equity Portfolio” in the Portfolio’s SAI are replaced with the following:

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of January 31, 2014.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts(1)	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Joseph B. Fath	12	$52,139.98	1	$2,975.46	8	$1,700.97

(1)                   None of these accounts have an advisory fee based on the performance of the account. The information provided above does not include the Portfolio for which T. Rowe Price serves as Sub-Adviser for ING.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of January 31, 2014, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Fund Shares Owned
Joseph B. Fath	None

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE